EXHIBIT 10.4

                             LINE OF CREDIT CONTRACT



The parties subscribed: CARLOS H. MENDOZA, of legal age, married, business administration manager, domiciled in the City of Miami, State of Florida, United States of North America, President of ATEL SA, (BORROWER) Company constituted in the City of San Jose Costa Rica, and INTERCAPITAL SA, (dba/ ISTMO SA) (FINANCIER) domiciled in the Republic of Panama, Panama, both parties appear and they both agreed to celebrate the following Line of Credit Contract:



FIRST CLAUSE: OBJECT.- THE FINANCIER, is obligated to lend to the BORROWER a line of Credit in the amount of US$ 1,500,000.00 (One Million Five Hundred
Thousand  Dollars),  to  be  used  for  working  capital.



SECOND CLAUSE: DURATION AND FORCE.- The Contract will have a duration of six years, that begins on the date this contact is executed. This contract will be able to be extended by a similar period, by common consent by the parties.


THIRD CLAUSE: OPERATION AND OPERATION.- THE BORROWER has available a Line of Credit and can withdraw from this Line of Credit up to the amount approved by the FINANCIER.



FORTH CLAUSE: INTERESTS.- THE BORROWER will pay the FINANCIER, interest of Ten percent (10%) annually on the total Credit that is dispersed to the BORROWER.



FIFTH CLAUSE: LEGAL COSTS.- The Legal Costs on the Line of Credit will be assumed by the BORROWER.



SIXTH CLAUSE: MODALITIES OF PAYMENT.- The interest as well as the capital can be paid to the FINANCIER at any moment before the date of expiration of this Line of Credit.


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SEVENTH  CLAUSE:  GAURANTEE.-  The Line of Credit is guaranteed by Mr. Carlos H.
Mendoza,  President  of  ATEL  SA.



EIGHTH CLAUSE: DISCREPANCIES.- The Discrepancies that could arise among the parties on this Contract, will be resolved by common consent among both parts.



NINTH CLAUSE: ACCEPTANCE.- Both parties express their agreement with all and each one of the Clauses of this Contract.-



In faith which we Sign the present Contract, in the City of Panama, Republic of Panama, November 23, 1998.





     /s/  Carlos  H.  Mendoza
------------------------------------
CARLOS  H.  MENDOZA  -  ATEL  SA
BORROWER




     /s/  Albert  Tile
------------------------------------
INTERCAPITAL,  SA  (dba/  ISTMO  SA)
FINANCIER


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